UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  February 4, 2009

WGNB CORP.
(Exact name of registrant as specified in its charter)

GEORGIA	000-30805	58-1640130
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

201 Maple Street
P.O. Box 280
Carrollton, Georgia 30117
(Address of Principal
Executive Offices)

(770) 832-3557
(Registrant's telephone number, including area code)

None
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02    Results of Operations and Financial Condition

On February 4, 2009, WGNB Corp. (the “Company”) released selected financial results for the quarterly and annual period ended December 31, 2008.  The Company’s press release relating to the above is furnished as Exhibit 99.1 to this Current Report.

Item 9.01    Financial Statements, Pro Forma Financial Information and Exhibits.

(d) Exhibits.
99.1           Company News Release dated February 4, 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WGNB CORP.

Date: February 5, 2009	By:	/s/ Steven J. Haack
Steven J. Haack
Secretary/Treasurer
(Principal Financial Officer)